Exhibit 10.1

LIBERTY MEDIA CORPORATION

LIBERTY USA HOLDINGS, LLC

12300 Liberty Boulevard

Englewood, CO 80112

 December 1, 2010

Mr. Barry Diller

c/o IAC/InterActiveCorp

555 West 18th Street

New York, NY  10011

IAC/InterActiveCorp

555 West 18th Street

New York, NY  10011

Attention:  General Counsel

Dear Ladies and Gentlemen:

Reference is made to (i) the Amended and Restated Governance Agreement, dated as of August 9, 2005 (as amended, the “Governance Agreement”), among IAC/InterActiveCorp (the “Company”), Liberty Media Corporation (“Liberty”) and Mr. Barry Diller (“Diller”) and (ii) the Stock Exchange Agreement, dated as of the date hereof (the “Exchange Agreement”), by and among Liberty, Liberty USA Holdings, LLC, the Company and Celebrate Interactive, Inc.  Capitalized terms used and not defined herein have the meanings provided such terms in the Governance Agreement.

The Company, Liberty, for itself and on behalf of the members of its Stockholder Group, and Diller each agree, and Liberty USA Holdings, LLC acknowledges and agrees, that effective upon the consummation of the Liberty/IAC Stock Exchange (as defined in the Exchange Agreement) contemplated by the Exchange Agreement, the Governance Agreement is hereby terminated as to Liberty and its Stockholder Group and will thereafter cease to be of any further force and effect as to Liberty and the members of its Stockholder Group, and Liberty and such members will thereafter have no rights or obligations thereunder.

If the foregoing is consistent with your understanding, please so indicate by your signature below, which will constitute the agreement of the parties hereto.

LIBERTY MEDIA CORPORATION By: /s/ Michael Zeisser Name: Michael Zeisser Title: Senior Vice President

LIBERTY USA HOLDINGS, LLC

By:      Liberty Programming Company
 LLC, its sole member and manager

By:   LMC Capital LLC, its sole
member and manager

By: /s/ Michael Zeisser
            Name: Michael Zeisser
            Title: Senior Vice President

Accepted and Agreed: /s/ Barry Diller ____ Barry Diller

IAC/INTERACTIVECORP By: /s/ Gregg Winiarski ____ Name: Gregg Winiarski Title: Senior Vice President & General Counsel